EXHIBIT 4.2

                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT dated May 23, 2002 (this "Agreement") is entered into by and among SYSCO International, Co., an unlimited liability company organized under the laws of Nova Scotia, Canada (the "Company"), SYSCO Corporation, a Delaware corporation of which the Company is a wholly owned subsidiary (the "Guarantor"), and J.P. Morgan Securities Inc., TD Securities
(USA) Inc., First Union Securities, Inc., Banc of America Securities LLC, Wells Fargo Brokerage Services, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., and Tokyo-Mitsubishi International plc (the "Initial Purchasers").

     The Company, the Guarantor and the Initial Purchasers are parties to the Purchase Agreement dated May 20, 2002 (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $200,000,000 aggregate principal amount of the Company's 6.10% Senior Notes due 2012 (the "Securities"), which will be guaranteed on a senior unsecured basis as to the payment of principal, premium, if any, and interest by the Guarantor. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

     "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

     "Company" shall have the meaning set forth in the preamble to this Agreement and shall also include the Company's successors.

     "Consummated" shall mean, for purposes of this Agreement and the Exchange Offer, upon the latest to occur of (i) the effectiveness under the Securities Act of the Exchange Offer Registration Statement, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to
Section 2(a) hereof and (iii) the delivery by the Company to the registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Registrable Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) hereof.

     "Exchange Offer" shall mean the exchange offer by the Company and the Guarantor of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

     "Exchange  Offer   Registration"   shall  mean  a  registration  under  the
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Exchange Securities" shall mean senior notes issued by the Company and guaranteed by the Guarantor under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

     "Guarantor" shall have the meaning set forth in the preamble to this Agreement and shall also include the Guarantor's successors.

     "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who acquire Registrable Securities from time to time; provided that for purposes of Sections 7 and 9 of this Agreement, the term "Holders" shall include Participating Broker-Dealers.

     "Initial Purchasers" shall have the meaning set forth in the preamble to this Agreement.

     "Indenture" shall mean the Indenture relating to the Securities dated as of May 23, 2002 among the Company, the Guarantor and Wachovia Bank, National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

     "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Participating Broker-Dealers" shall have the meaning set forth in Section 7(a) hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

     "Registrable Securities" shall mean the Securities; provided that the Securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement; (ii) such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A)  under  the  Securities  Act;  or  (iii)  such  Securities   cease  to  be
outstanding.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantor with the terms of this Agreement, including without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantor and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantor, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

     "Registration Statement" shall mean any registration statement of the Company and the Guarantor that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Securities" shall have the meaning set forth in the preamble to this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantor that covers all the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

     "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

     "Underwriter" shall have the meaning set forth in Section 5 hereof.

     "Underwritten Offering" shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

     2. Registration Under the Securities Act.

     (a) Registered Exchange Offer. Except as set forth in Section 2(b), the Company and the Guarantor agree to file under the Securities Act, as soon as practicable but in no event later than 90 days after the Closing Date an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities. The Company and the Guarantor agree to use their best efforts to cause the Exchange Offer Registration Statement to be declared effective by the SEC under the Securities Act as soon as practicable, but no later than 180 days after the Closing Date. The Company and the Guarantor further agree to use their best efforts to cause the Exchange Offer to be Consummated promptly, but no later than 210 days after the Closing Date, hold the Exchange Offer open for at least 20 Business Days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer.

     The Company and the Guarantor shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall begin no sooner than 20 Business Days after the date such notice is mailed) (the "Exchange Dates");

(iii)that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

     As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantor that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an "affiliate" (within the meaning of Rule 405 under Securities Act) of the Company or the Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Securities.

     As soon as practicable after the last Exchange Date, the Company and the Guarantor shall:

(i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

     The Company and the Guarantor shall use their best efforts to Consummate the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and all other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff of the SEC.

     (b) Shelf Registration. In the event that (i) on or prior to the time the Exchange Offer is Consummated, the Company or the Guarantor determines that existing SEC interpretations are changed such that the Exchange Securities received by Holders in the Exchange Offer are not or would not be, upon receipt, transferable by each such Holder without restriction under the Securities Act,
(ii) the Exchange Offer has not been Consummated within 210 days following the Closing Date, (iii) the Exchange Offer has been Consummated and in the opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities (other than Registrable Securities held by Holders described in Section 7), or (iv) any applicable law or interpretations do not permit any Holder to Participate in the Exchange Offer, the Company and the Guarantor shall, in lieu of (or, in the case of clause (iii) of this sentence, in addition to) conducting the Exchange Offer contemplated by
Section 2(a), file as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company and the Guarantor, as the case may be, but no later than 45 days after the time such obligation to file arises, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and use their best efforts to have such Shelf Registration Statement declared effective by the SEC under the Securities Act no later than 90 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement. The Company and the Guarantor further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement, and to use their best efforts to cause any such amendment to be declared effective by the SEC under the Securities Act and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantor agree to furnish to the Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) Registration Expenses. The Company and the Guarantor shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

     3. Additional Interest.

     (a) In the event that (i) the Company and the Guarantor have not filed the Exchange Offer Registration Statement or Shelf Registration Statement with the SEC on or before the date on which such Registration Statement is required to be so filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not been declared effective by the SEC under the Securities Act on or before the date on which such Registration Statement is required to be declared effective under the Securities Act pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been Consummated within 210 days after the Closing Date or (iv) the Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective by the SEC under the Securities Act but shall thereafter either be withdrawn by the Company or the Guarantor or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such Registration Statement (except as specifically permitted herein) without being succeeded immediately by a post-effective  amendment  to  such  Registration  Statement  or  an  additional
Registration Statement filed and declared effective by the SEC under the Securities Act (each such event referred to in clauses (i) through (iv) is referred to herein as a "Registration Default" and each period during which a Registration Default has occurred and is continuing until the Securities become freely tradable under the Securities Act is referred to herein as, a "Registration Default Period"), then the interest rate on the Registrable Securities will be increased by 0.25% per annum during the first 90 days of the Registration Default Period, and by 0.50% per annum thereafter for the remaining portion of the Registration Default Period. The interest rate will not at any time be increased by more than 0.50% per annum. In addition, the interest rate on the Registrable Securities will revert to the interest rate prior to any increase pursuant to this Section 3(a) at such time as all Registration Defaults are cured.

     (b) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantor acknowledge that any failure by the Company or the Guarantor to comply with their obligations under Section 2(a) and
Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantor's obligations under Section 2(a) and Section 2(b) hereof.

     4. Registration Procedures. In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantor shall as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and the Guarantor, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required under the Securities Act and the rules and regulations of the SEC thereunder to be filed therewith; and use their best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

     (b) a reasonable time prior to the filing with the SEC of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf
Registration Statement, to the Holders and their counsel) and make such of the representatives of the Company and the Guarantor as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document; and the Company and the Guarantor will not, at any time after the initial filing with the SEC of a Registration Statement, file with the SEC any Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object;

     (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto as they may reasonably request, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantor consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto;

     (d) in the case of a Shelf Registration, furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

     (e) prior to the filing of any document that is to be incorporated by reference into a Registration Statement or a related Prospectus, provide copies of such document to the selling Holders and to the Underwriters, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or Underwriters, if any, reasonably may request, in each case during the period a Registration Statement is effective and prospectus delivery requirements with respect to any offers or sales thereunder are applicable;

     (f) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with
Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

     (g) upon the occurrence of any event contemplated by Section 4(h)(v) hereof, use their best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the SEC and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantor shall notify the Holders to suspend the use of the Prospectus as promptly as practicable after the occurrence of such an event until the Company and the Guarantor have amended or supplemented the Prospectus to correct such misstatement or omission;

     (h) notify each Holder, counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or a related Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby, the representations and warranties of the Company or the Guarantor contained in this Agreement, any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such securities cease to be true and correct or if the Company or the Guarantor receives any notification with respect to the suspension of the qualification of such securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) if at any time when a Prospectus is required to be delivered under the Securities Act, that such Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the SEC thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of any determination by the Company or the Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

     (i) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

     (j) in the case of a Shelf Registration, use their best efforts to: (A) register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Shelf Registration Statement or any Underwriter shall reasonably request in writing by the time the applicable Shelf Registration Statement is declared effective by the SEC; cooperate with the Holders in connection with any filings required to be made with the NASD (including retaining any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Holder or Underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement; and (C) do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable

Securities owned by such Holder; provided that neither the Company nor the Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not already so subject;

     (k) use their best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Offer Registration, the Exchange Offer or the Shelf Registration, as the case may be, or the offering or sale in connection therewith or to enable the Holders to offer, or to consummate the disposition of, their Registrable Securities or Participating Broker-Dealers to offer and sell Exchange Securities;

     (l) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

     (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an "Inspector"), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantor, and cause the respective officers, directors and employees of the Company and the Guarantor to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that each such party shall agree to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company or the Guarantor as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or arbitrator or governmental or regulatory authority (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the Prospectus included therein or in an amendment to such Shelf

Registration Statement or an amendment or supplement to such Prospectus in order that such Shelf Registration Statement, Prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the SEC and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the applicable provisions of the Indenture) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

     (o) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

     (p) comply with all applicable rules and regulations of the SEC, and make generally available to holders of Securities as soon as practicable but no later than eighteen months after the effective date of a Registration Statement, an earnings statement of the Guarantor and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Guarantor, Rule 158 thereunder).

     (q) in the case of a Shelf Registration, use their best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or the Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

     (r) in the case of a Shelf Registration, if requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein; and make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such filing; and

     (s) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, including, but not limited to, customary agreements relating to an Underwritten Offering, and in such connection:

          (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested;

          (ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings;

          (iii) obtain "comfort" letters from the independent certified public accountants of the Company and the Guarantor (and, if necessary, any other certified public accountant of any subsidiary of the Company or the Guarantor, or of any business acquired by the Company or the Guarantor for which financial statements and financial data are or are required to be included or incorporated by reference in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and

          (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantor made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     In the case of a Shelf Registration Statement, the Company may require each Holder to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of Registrable Securities as the Company and the Guarantor may from time to time reasonably request in writing. Each Holder agrees by acquisition of the Registrable Securities to furnish promptly to the Company all information required to be disclosed in the Shelf Registration Statement in order to make the information previously furnished to the Company by such Holder for that purpose not materially misleading or necessary to cause the Shelf Registration Statement not to omit a material fact with respect to such Holder that is necessary in order to make the statements therein with respect to such Holder not misleading.

     In the case of a Shelf Registration Statement, each Holder agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company and the Guarantor of the happening of any event of the kind described in Section 4(h)(iii) or 4(h)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(g) hereof and, if so directed by the Company and the Guarantor, such Holder will deliver to the Company and the Guarantor all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

     If the Company and the Guarantor shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantor shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company and the Guarantor may give any such notice only twice during any 365-day period and each such suspension shall not extend for a period of more than 45 days.

     5. Underwritten Registrations. (a) Selection of Underwriters. The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities to be included in such offering.

     (b) Participation by Holders. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell his Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders of a majority in principal amount of the Registrable Securities to be included in such offering and (ii) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     6. Rule 144. The Company covenants to the Holders that, in the event the Exchange Offer is not completed within one year of the Closing Date, the Company shall disseminate the information required to be disseminated by Rule 144(c) adopted by the SEC under the Securities Act, to the extent such information is reasonably available for such dissemination, and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC. Upon the request of any Holder in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     7. Participation of Broker-Dealers in Exchange Offer. The Company and the Guarantor shall indicate in a "Plan of Distribution" section contained in the Exchange Offer Registration Statement that any broker-dealer who holds Registrable Securities that it acquired for its own account as a result of market-making activities or other trading activities (other than Registrable Securities acquired directly from the Company) (a "Participating Broker-Dealer") may exchange such Registrable Securities pursuant to the Exchange Offer; however, a Participating Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Exchange Securities received by a Participating Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by a Participating Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Participating Broker-Dealers that the SEC may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any Participating
Broker-Dealer or disclose the amount of Exchange Securities held by any Participating Broker-Dealer except to the extent required by the SEC. In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantor agree (i) to include in the Exchange Offer Registration Statement a Prospectus for use in any resales by any Participating Broker-Dealer and (ii) to keep such Exchange Offer Registration Statement effective for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 4 of this Agreement), if requested by the Initial Purchasers or by one or more Participating Broker-Dealers. The Company and the Guarantor shall provide sufficient copies of the latest version of such Prospectus to Participating Broker-Dealers promptly upon request at any time during such 180 day period in order to facilitate such resales.

     (b) The Initial Purchasers shall have no liability to the Company, the Guarantor or any Holder with respect to any request that they may make pursuant to Section 7(a) above, except for any such liability they may have pursuant to
Section 9.

     8. Representations and Warranties. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each Initial Purchaser and each of the Holders that:

     (a) Each Registration  Statement and each Prospectus  furnished pursuant to
Section 2(a) or Section 2(b) hereof and any further amendments or supplements to any such Registration Statement or Prospectus, when it becomes effective or is filed with the SEC, as the case may be, and, in the case of an Underwritten Offering, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the SEC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the time that such Registration Statement has become effective under the Securities Act when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to Holders pursuant to
Section 4(h)(v) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 4(g) hereof, each such Registration Statement, and each Prospectus furnished pursuant to Section 2(a) or Section 2(b) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the SEC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder or by any Underwriter expressly for use therein.

     (b) Any documents incorporated by reference in any Prospectus referred to in Section 8(a) hereof, when they become or became effective or are or were filed with the SEC, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder or by any Underwriter expressly for use therein.

     (c) The compliance by the Company and the Guarantor with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor or any subsidiary of the Guarantor (including the Company) pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Guarantor or any subsidiary of the Guarantor (including the Company) is a party or by which the Guarantor or any subsidiary of the Guarantor (including the Company) is bound or to which any of the property or assets of the Guarantor or any subsidiary of the Guarantor (including the Company) is subject, nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Guarantor or any subsidiary of the Guarantor (including the Company), or result in the violation of any law or statute or any judgement, order or regulation of any court or arbitrator or governmental or regulatory authority; and no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the compliance by the Company and the Guarantor with all of the provisions of this Agreement and the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws, in connection with the purchase and resale of the Securities by the Initial Purchasers and
(ii) with respect to the Exchange Securities(including the related guarantee) under the Securities Act and applicable state securities laws as contemplated by this Agreement.

     (d) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

     9. Indemnification and Contribution. (a) Indemnification of the Initial Purchasers and Holders. The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Initial Purchaser and each other Holder, their respective affiliates and each Person, if any, who controls any Initial Purchaser or any other Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to (i) any Initial Purchaser furnished to the Company and the Guarantor in writing through J.P. Morgan Securities Inc. expressly for use therein or (ii) any selling Holder furnished to the Company and the Guarantor in writing by such Holder expressly for use therein. In connection with any Underwritten Offering permitted by
Section 5, the Company and the Guarantor will also indemnify the Underwriters, if any, and their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Indemnification of the Company and the Guarantor. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, the Initial Purchasers and the other selling Holders, their respective affiliates, the directors of the Company and the Guarantor, each officer of the Company and the Guarantor who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantor, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the
Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying

Person;  or (iv)  the  named  parties  in any  such  proceeding  (including  any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates and any control Persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc., (y) for any other Holder, its affiliates and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the
Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes a full and unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in paragraphs (a) and
(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Limitation on Liability. The Company, the Guarantor and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this
Section 9, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     (g) Survival.  The indemnity and contribution  provisions contained in this
Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any other Holder, their respective affiliates or any Person controlling any Initial Purchaser or any other Holder, or by or on behalf of the Company or the Guarantor, their respective affiliates or the officers or directors of or any Person controlling the Company or the Guarantor,
(iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

     10. General.

     (a) No Inconsistent Agreements. The Company and the Guarantor represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or the Guarantor under any other agreement and (ii) neither the Company nor the Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantor have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 9 hereof shall be effective as against any Holder unless consented to in writing by such Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 10(c), which address initially is, with respect to the Initial Purchasers, the address set forth in Section 14(b) of the Purchase Agreement; and (ii) if to the Company and the Guarantor, initially at the Guarantor's address set forth in Section 14(b) of the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such

Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. No Initial Purchaser (in its capacity as an Initial Purchaser) shall have any liability or obligation to the Company or the Guarantor with respect to any failure by a Holder (other than such Initial Purchaser) to comply with, or any breach by any Holder (other than such Initial Purchaser) of, any of the obligations of such Holder under this Agreement.

     (e) Purchases and Sales of Securities. The Company and the Guarantor shall not, and shall use their best efforts to cause their affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

     (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law; Jurisdiction; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any principles of conflicts of laws that would result in the application of the laws of any other jurisdiction. Each of the Company and the Guarantor hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby. The Company has appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011 as its Authorized Agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby that may be instituted in any federal or state court in the Borough of Manhattan in The City of New York by any Initial Purchaser or any other Holder or by any Person who controls any Initial Purchaser or any other Holder, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address referred to in Section 10(c), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Agreement. If for any reason CT Corporation System shall cease to be available to act as such authorized agent for the Company, the Company agrees to designate a new agent in the State of New York on the terms and for the purpose of this Section 10(i) reasonably satisfactory to J.P. Morgan Securities Inc. Each of the Company and the Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may have to laying of venue in respect of any action, suit or proceeding arising out of or in connection with this Agreement or the transactions contemplated hereby to which it is a party brought in any federal or state court located in the State of New York and hereby agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. Each of the Company and the Guarantor also waives, to the fullest extent permitted by law, all right to trial by jury in any claim or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

     (j) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. Section headings herein are for convenience only and are not a part of this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantor and the Initial Purchasers shall endeavor in good faith negotiations to replace any invalid, void or unenforceable provision with a valid provision the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provision.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  SYSCO INTERNATIONAL, CO.


                                  By:  /s/ Diane Day Sanders
                                      -----------------------------------------
                                      Diane Day Sanders
                                      Treasurer


                                  SYSCO CORPORATION


                                  By:  /s/ Diane Day Sanders
                                      ------------------------------------------
                                      Diane Day Sanders
                                      Vice President and Treasurer



Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
 several Initial Purchasers


By       /s/ Maria Sramek
    ---------------------------------
Name:    Maria Sramek
Title:   Vice President

1501332v1